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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of report (Date of earliest event reported)       July 11, 2007
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                             STRAYER EDUCATION, INC.
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             (Exact name of registrant as specified in its charter)

                                    Maryland
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                 (State or other jurisdiction of incorporation)

                  0-21039                         52-1975978
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         (Commission File Number)       (IRS Employer Identification No.)


   1100 Wilson Boulevard, #2500, Arlington, VA                   22209
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     (Address of principal executive offices)                 (Zip Code)

                                 (703) 247-2500
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              (Registrant's telephone number, including area code)


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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01. Other Events

On July 11, 2007, Strayer Education, Inc. (the "Company") announced that the Company's wholly owned subsidiary Strayer University received early reaffirmation of its accreditation by the Middle States Commission on Higher Education through the year 2017. For more information, please refer to the July 11, 2007 press release, which is attached hereto as exhibit 99.1 and incorporated herein by reference.


Item 9.01.                  Financial Statements and Exhibits.

 Exhibit  99.1            Press Release dated July 11, 2007



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SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                       Strayer Education, Inc.

                       By: /s/ Mark C. Brown
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                               Mark C. Brown
                               Senior Vice President and Chief Financial Officer

Date: July 11, 2007


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                                  EXHIBIT INDEX



     Exhibit                        Description
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99.1                       Press Release dated July 11, 2007






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